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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2003
Date of Report (Date of earliest event reported)

ENXNET, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-30675	73-1561191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1723 S. Boston Ave Tulsa, Oklahoma 74119
(Address of principal executive offices including zip code)

(918) 592-0015
Registrant's telephone number, including area code

None
(Former name or former address, if changed since last report.)

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ITEM 7.       FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

EnXnet, Inc. announced today that it has filed for patent protection on its proprietary product "DSTag", a device which is embedded within CDs and DVDs, and which utilizes Electronic Article Surveillance System (EAS) technology.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 29th day of May, 2003.

ENXNET, INC. (Registrant)
BY:	/s/ Ryan Corley
Ryan Corley President, Principal Executive Officer, Principal Financial Officer, Treasurer, and a member of the Board of Directors.